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                                                                   EXHIBIT 99.2



                        NORTHLAND CABLE TELEVISION, INC.
                           NORTHLAND CABLE NEWS, INC.

                                  -------------

                          NOTICE OF GUARANTEED DELIVERY

        TO TENDER FOR EXCHANGE 10 1/4% SENIOR SUBORDINATED NOTES DUE 2007

                                  -------------

________________________________________________________________________________
THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON ______________, 1998, UNLESS EXTENDED (THE "EXPIRATION DATE")
________________________________________________________________________________


         As set forth in the Prospectus dated ____________, 1998 (the "Prospectus") of Northland Cable Television, Inc. and Northland Cable News, Inc. (collectively, the "Company") under "The Exchange Offer-How to Tender" and in the Letter of Transmittal to Exchange 10 1/4% Senior Subordinated Notes due 2007 (the "Letter of Transmittal"), this form or one substantially equivalent hereto must be used to accept the Exchange Offer (as defined below) of the Company if:
(i) certificates for the above-referenced Notes (the "Original Notes") are not immediately available, (ii) time will not permit all required documents to reach the Exchange Agent (as defined below) on or prior to the Expiration Date or
(iii) the procedures for book-entry transfer cannot be completed on or prior to the Expiration Date. Such form may be delivered by hand or transmitted by telegram, telex, facsimile transmission or letter to the Exchange Agent.

                The Exchange Agent: HARRIS TRUST AND SAVINGS BANK

    By Registered or Certified Mail            By Overnight Courier or Hand:

     Harris Trust and Savings Bank            Harris Trust and Savings Bank
  c/o Harris Trust Company of New York     c/o Harris Trust Company of New York
            P.O. Box 1010                            88 Pine Street
        Wall Street Station                            19th Floor
       New York, NY 10268-1010                     New York , NY 10005


                                  By Facsimile:
                                 (212) 701-7636

                              Confirm by Telephone:
                                 (212) 701-7624

________________________________________________________________________________
DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMITTAL OF THIS INSTRUMENT TO A FACSIMILE OR TELEX NUMBER OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.
________________________________________________________________________________









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Ladies and Gentlemen:

         The undersigned hereby tenders to the Company, upon the terms and conditions set forth in the Prospectus and the Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of which are hereby acknowledged, the principal amount of Original Notes set forth below pursuant to the guaranteed delivery procedures described in the Prospectus and the Letter of Transmittal.

         The undersigned understands and acknowledges that the Exchange Offer will expire at 5:00 p.m., New York City Time, on _____________, 1998, unless extended by the Company. With respect to the Exchange Offer, "Expiration Date" means such time and date, or if the Exchange Offer is extended, the latest time and date to which the Exchange Offer is so extended by the Company.

         All authority herein conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned.


________________________________________________________________________________

Certificate No.(s) For Original No        Principal amount of Original Note(s)
Exchanged                                 Exchanged:
            (If available)
     _____________________________            $___________________________
     _____________________________            $___________________________
     _____________________________            $___________________________
     _____________________________            $___________________________

________________________________________________________________________________











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_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________


                Signature(s) of Owner(s) or Authorized Signatory

                        Dated:___________________________


Name(s)________________________________________________________________________
                                (Please Print)

Capacity (full title)__________________________________________________________


Address:_______________________________________________________________________


                               (Include Zip Code)

Area Code and Telephone No.: (____) __________________

If original notes will be delivered by book-entry transfer, provide The Depository Trust Company ("DTC") Account No.:._________________________________




________________________________________________________________________________




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                              GUARANTEE OF DELIVERY

                    (Not to be used for signature guarantee)

         The undersigned, a member of a recognized signature guarantee medallion program within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees (a) that the above-named person(s) own(s) the above-described securities tendered hereby within the meaning of Rule 10b-4 under the Securities Exchange Act of 1934, (b) that such tender of the above-described securities complies with Rule 10b-4, and (c) that delivery of such certificates pursuant to the procedure for book-entry transfer, in either case with delivery of a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and any other required documents, is being made within three New York Stock Exchange trading days after the date of execution of the Notice of Guaranteed Delivery of the above-named person.



Name of Firm:__________________________________________________________________

Authorized Signature:__________________________________________________________
Capacity (full title):_________________________________________________________

Address:_______________________________________________________________________



Tele. No.:  (       ) ______________________

Fax No.:    (       ) ______________________


DO NOT SEND CERTIFICATES REPRESENTING NOTES WITH THIS NOTICE. NOTES SHOULD BE SENT TO THE EXCHANGE AGENT TOGETHER WITH A PROPERLY COMPLETED AND DULY EXECUTED LETTER OF TRANSMITTAL.